UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-721-1926

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2011

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JULY 31, 2011

Schedule of investments (unaudited)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 85.7%
CONSUMER DISCRETIONARY — 20.4%
Auto Components — 0.3%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	$2,758,200	(a)
Automobiles — 0.7%
Escrow GCB General Motors	7.200%	1/15/49	6,185,000		162,356	(b)(c)(d)
Escrow GCB General Motors	8.375%	7/15/49	7,855,000		206,194	(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,002,646	(e)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000		608,079	(e)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,270,000		5,365,447	(e)
Total Automobiles					7,344,722
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	2,690,000		2,622,750	(e)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,657,550	(e)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	791,000		794,955	(e)
Total Diversified Consumer Services					7,075,255
Hotels, Restaurants & Leisure — 6.8%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	590,000		611,387	(a)(e)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,646,000		6,546,310	(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,260,000		1,278,900	(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,180,469	(e)
CCM Merger Inc., Notes	8.000%	8/1/13	3,450,000		3,450,000	(a)(e)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	4,739,569		5,118,735	(a)(e)(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,573,550	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	4,410,000		4,277,700	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	1,420,000		1,455,500	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		488	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,260,000		2,305,200	(a)(e)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,910,000		1,900,450	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,640,000		2,646,600	(a)(e)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	2,330,000		2,557,175	(e)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	710,000		779,225	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,585,850	(e)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		1,021,275	(e)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000		2,471,262	(e)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,445,000		1,473,900	(a)(e)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	6,540,000		5,297,400	(e)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000		285,600	(e)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000		5,556,600	(a)(e)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000		4,628,400	(e)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000		1,819,012	(e)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,980,000		3,121,550	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	1,800,000		1,683,000	(a)(g)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000		731	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000		145	(b)(c)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	2,819,000		2,945,855	(a)(e)
Total Hotels, Restaurants & Leisure					70,572,269

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — 0.3%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	800,000		$332,000	(a)(e)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	2,270,000		2,275,675	(e)
Total Household Durables					2,607,675
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000		3,166,650	(e)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	4,055,000		4,490,912	(a)(e)
Total Internet & Catalog Retail					7,657,562
Media — 6.5%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	2,360,000		2,460,300	(a)(e)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,740,000		1,879,200	(e)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,930,000		4,332,825	(e)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	8,705,000		7,486,300	(a)(e)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,340,000		2,822,300	(a)(e)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	2,000,000		2,005,000	(e)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	960,000		1,063,200	(a)(e)
CMP Susquehanna Corp.	3.443%	5/15/14	254,000		193,902	(a)(b)(g)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,653,750	(e)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,003,306	(e)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,550,000		1,608,125	(a)(e)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000		2,171,535	(a)(h)
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	1,050,000		1,086,750	(a)(e)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,800,000		2,789,500	(a)(e)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	7,004,884	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	7,000,000		7,455,000	(a)(e)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	2,960,000	EUR	4,274,488	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	2,260,000		2,248,700	(a)(e)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	3,100,000		3,092,250	(a)(e)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,840,000		2,942,950	(a)(e)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,407,313	(a)(e)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	5,250,000		5,289,375	(a)(e)
Total Media					67,270,953
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	4,770,000		4,507,650	(e)
Specialty Retail — 2.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	5,710,000		5,909,850	(e)
American Greetings Corp., Senior Notes	7.375%	6/1/16	937,000		932,315	(e)
American Greetings Corp., Senior Notes	7.375%	6/1/16	390,000		388,050
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,578,141	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		712,652	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,403,800
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,147,500	(e)
Michaels Stores Inc., Senior Subordinated Notes, step bond	13.000%	11/1/16	7,020,000		7,353,450	(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,863,000	(a)(e)
Total Specialty Retail					28,288,758
Textiles, Apparel & Luxury Goods — 1.3%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,396,194	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	1,930,000		1,944,475	(a)(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — continued
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000	$1,316,250	(a)(e)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000	6,005,081
Total Textiles, Apparel & Luxury Goods				13,662,000
TOTAL CONSUMER DISCRETIONARY				211,745,044
CONSUMER STAPLES — 1.3%
Food Products — 1.1%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	4,540,000	4,693,225	(a)(e)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	1,690,000	1,713,237	(a)(e)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000	1,267,187	(a)(e)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000	2,961,000	(a)(e)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000	603,308
Total Food Products				11,237,957
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	300,000	314,250	(a)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,245,990	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,180,000	1,138,700	(e)
TOTAL CONSUMER STAPLES				13,936,897
ENERGY — 10.7%
Energy Equipment & Services — 1.6%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000	2,347,375	(e)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,565,000	3,743,250	(a)(e)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,921,100	(e)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	770,000	798,875
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	6,260,000	6,964,250
Total Energy Equipment & Services				16,774,850
Oil, Gas & Consumable Fuels — 9.1%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,616,300	(e)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,204,200	(a)(e)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,260,000	2,519,900	(e)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,340,000	1,453,900	(e)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,699,500	(e)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,164,800	(e)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,207,225
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	5,676,563	5,449,500	(a)(b)(e)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,748,000	(e)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,081,250	(e)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,020,750	(e)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	310,255	(e)(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	5,260,000	5,246,850	(e)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,872,650	(a)(h)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,684,000	(e)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	3,207,750	(a)(e)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,461,000	(a)(h)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,190,000	1,323,875	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	4,540,200	(e)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,387,750	(e)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,642,206	(h)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,312,963	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	405,577
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	3,558,100	(a)(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	$299,200	(a)(e)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,308,525	(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,525,550	(e)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	870,100	(a)(e)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	7,344,000	8,519,040	(e)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	588,300	(e)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	1,040,738	(a)(e)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	5,050,500	(e)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,110,000	(e)
TNK-BP Finance SA	6.625%	3/20/17	230,000	253,575	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	309,488	(a)(h)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,612,400	(a)(h)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	232,000	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	2,000,000	2,070,000	(e)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,940,000	2,991,450	(a)(e)
Total Oil, Gas & Consumable Fuels				93,899,367
TOTAL ENERGY				110,674,217
FINANCIALS — 5.7%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,327,668	(e)
Commercial Banks — 1.1%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000	1,679,018	(e)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000	996,675	(a)(e)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,657,888	2,667,855	(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,769,850	(a)(e)(g)(i)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000	1,326,000	(e)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000	1,817,063	(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,670,000	1,448,725	(e)(g)(i)
Total Commercial Banks				11,705,186
Consumer Finance — 1.5%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	3,988,975	(e)
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,477,700	(e)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	2,800,000	3,072,675	(e)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,340,000	1,500,178	(e)
Total Consumer Finance				15,039,528
Diversified Financial Services — 2.3%
Bank of America Corp.	8.125%	5/15/18	80,000	82,493	(g)(i)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,498,000	2,891,435	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,298,780	(e)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,504,085
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,791,200
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	5,827,500	(e)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,060,000	1,181,900	(e)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000	2,211,812	(e)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	3,260,000	3,227,400	(e)
Total Diversified Financial Services				24,016,605
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,779,586	(e)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	670,000	708,422	(a)(g)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	890,000	836,495	(e)(g)(i)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		$1,211,851	(a)(e)
Total Insurance					6,536,354
TOTAL FINANCIALS					59,625,341
HEALTH CARE — 4.8%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000		569,400	(e)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,400,000		1,533,000	(e)(f)
Total Health Care Equipment & Supplies					2,102,400
Health Care Providers & Services — 4.1%
American Renal Holdings, Senior Notes	9.750%	3/1/16	3,180,000		3,228,454	(a)(e)(f)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000		2,485,600
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000		9,524,812	(e)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000		1,904,400	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000		1,730,750
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,162,800	(a)(e)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,093,125	(e)
HCA Inc., Senior Secured Notes	9.625%	11/15/16	684,000		733,590	(e)(f)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,710,000		1,893,825
HCA Inc., Senior Secured Notes	6.500%	2/15/20	2,770,000		2,818,475
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000		1,386,900	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	2,850,000		2,793,000	(a)
Symbion Inc., Senior Secured Notes	8.000%	6/15/16	460,000		449,650	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000		1,235,800	(e)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000		2,601,473	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000		1,243,200
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,030,000		4,181,125	(e)(f)
US Oncology Inc.	0.000%	8/15/17	1,760,000		39,600
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,225,000		2,291,750	(e)
Total Health Care Providers & Services					42,798,329
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,628,171	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	1,390,000		1,469,925	(a)(e)
Total Pharmaceuticals					5,098,096
TOTAL HEALTH CARE					49,998,825
INDUSTRIALS — 14.5%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,880,000		1,941,100	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	3,717,000		3,995,775	(e)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	380,000		403,512	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,280,000		2,445,300	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,160,000		2,316,600	(e)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	1,670,000		1,732,625	(a)(e)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,870,000		2,061,675	(e)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,681,550	(a)
Total Aerospace & Defense					19,578,137
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000		560,000	(a)(h)
Airlines — 2.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,540,000		1,455,300	(a)(e)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,039,846
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,735,085		4,871,455	(e)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,030,000		1,049,312	(a)(e)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,683,650	(a)(e)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	73,569		75,136

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	2,120,794	$2,144,759	(e)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	800,109	848,116	(e)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,177,000	1,257,919	(a)(e)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,737,000	1,841,220	(a)(e)
Total Airlines				26,266,713
Building Products — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400	788,171	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	3,970,000	4,034,512	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000	2,542,500	(a)(h)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000	1,602,000	(a)(h)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	880,000	(a)(h)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,940,000	1,940,000	(a)(e)
Total Building Products				11,787,183
Commercial Services & Supplies — 1.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	3,075,000	3,447,844	(e)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000	828,000	(a)(e)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000	5,742,275	(a)(e)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,260,000	3,317,050
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,187,375	(e)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000	1,660,000	(e)
Total Commercial Services & Supplies				18,182,544
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000	2,737,100	(a)(e)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000	4,824,600	(a)(h)
Total Construction & Engineering				7,561,700
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000	4,408,525	(a)(e)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,840,000	3,138,200	(e)
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000	4,526,900	(a)(e)
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	810,000	787,725	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,070,000	4,930,575	(e)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	1,600,000	1,492,000	(a)(e)
Total Marine				7,210,300
Road & Rail — 2.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,310,000	3,574,800	(a)(e)(f)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	3,460,000	3,650,300	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	2,043,048	(e)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,215,000	6,915,430	(e)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	182,000	212,940
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	648,000	(e)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000	4,185,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,744,000	4,137,120	(e)
Total Road & Rail				25,366,638
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,280,000	1,337,600	(a)(e)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,605,313	(e)
Total Trading Companies & Distributors				4,942,913

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000		$4,380,000	(a)(e)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000		5,013,500	(a)(e)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	6,740,000		6,908,500	(a)(e)
Total Transportation					16,302,000
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	950,000		964,250	(a)(e)
TOTAL INDUSTRIALS					150,796,003
INFORMATION TECHNOLOGY — 3.7%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000		5,535,750	(e)
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000		7,125,800	(a)(e)
IT Services — 1.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	3,498,525		3,620,973	(e)(f)
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000		3,107,750	(e)
First Data Corp., Senior Notes	10.550%	9/24/15	5,810,324		5,865,502	(e)(f)
First Data Corp., Senior Notes	11.250%	3/31/16	1,140,000		1,128,600	(e)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	250,000		253,125	(a)
iGATE Corp., Senior Notes	9.000%	5/1/16	1,450,000		1,457,250	(a)(e)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	590,000		618,025	(a)
Total IT Services					16,051,225
Semiconductors & Semiconductor Equipment — 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	1,520,000		1,615,000	(e)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	1,290,000		1,370,625	(e)(f)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	570,000		645,525	(a)(e)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000		1,741,050	(a)(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000		3,695,825	(e)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	190,000		192,850	(a)
Total Semiconductors & Semiconductor Equipment					9,260,875
TOTAL INFORMATION TECHNOLOGY					37,973,650
MATERIALS — 9.3%
Chemicals — 1.4%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		2,310,800	(a)(e)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,581,875	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	2,910,000		3,302,850	(a)(e)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,990,000		2,263,625
Solutia Inc., Senior Notes	8.750%	11/1/17	635,000		708,025	(e)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,244,750	(e)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	1,590,000		1,695,337	(a)(e)
Total Chemicals					15,107,262
Containers & Packaging — 2.5%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	950,000		978,500	(a)(f)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,370,000		3,572,200	(a)(e)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,673,054	(a)(e)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	3,880,000		3,880,000	(e)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	410,000		413,075	(e)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,533,800	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	4,480,000		4,480,000	(a)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	230,000		232,588	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	3,220,000		2,986,550	(a)(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	250,000		$254,062	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,850,000		4,061,750	(a)(b)(e)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	800,000		844,000	(a)(b)(e)
Total Containers & Packaging					25,909,579
Metals & Mining — 4.0%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	1,860,000		1,976,250	(a)(e)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,069,200	(a)(h)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		188,275	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		784,924	(a)(e)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,561,375	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		381,150	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000		780,938	(a)(e)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		7,548,000	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,480,000		1,498,500	(a)(e)
Novelis Inc., Senior Notes	8.750%	12/15/20	4,410,000		4,928,175
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,483,652	(e)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000		2,844,900
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		330,925
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,835,400	(a)(j)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,400,285	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,111,360	(h)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,235,600	(a)(h)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,707,137	(a)
Total Metals & Mining					41,666,046
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,737,006	(e)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	3,220,000		2,914,100	(e)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,219,800	(a)(e)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	740,000		732,600	(a)(e)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,645,000		1,533,963	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,240,000		3,964,400	(e)
Total Paper & Forest Products					14,101,869
TOTAL MATERIALS					96,784,756
TELECOMMUNICATION SERVICES — 8.8%
Diversified Telecommunication Services — 5.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		4,469,850	(a)(h)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		357,050	(a)(h)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		96,040	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,523,700	(a)(e)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,330,000		4,616,862	(a)(e)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,225,000		4,452,094	(e)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	710,000		757,925	(e)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	2,305,000		2,381,353	(e)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	514,708		519,855	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	2,170,000		2,235,100	(a)(e)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	533,000	EUR	796,502	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	448,000	EUR	663,043	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,361,800	(e)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,436,450	(a)(h)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		756,000	(a)(e)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		390,188	(a)
West Corp., Senior Notes	8.625%	10/1/18	3,430,000		3,575,775	(a)(e)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,010,000	(a)(e)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,527,013

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		$1,804,275	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,690,000		1,690,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,131,942		2,370,380	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,115,637
Total Diversified Telecommunication Services					51,906,892
Wireless Telecommunication Services — 3.8%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	3,754,000		3,946,393	(a)(e)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,220,000		2,372,625	(e)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	1,893,824	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000		2,445,450	(e)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	3,235,000		3,372,488	(e)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000		2,387,500	(e)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	10,435,000		11,348,062	(e)
True Move Co., Ltd., Notes	10.750%	12/16/13	8,965,000		9,704,613	(a)(h)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,235,575	(a)
Total Wireless Telecommunication Services					39,706,530
TOTAL TELECOMMUNICATION SERVICES					91,613,422
UTILITIES — 6.5%
Electric Utilities — 2.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,376,750	(e)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,669,500	(a)(e)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,722,921		1,770,302	(e)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,680,000		7,147,600	(e)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	4.685 - 4.768%	10/1/20	8,690,000		8,081,700	(a)(e)
Total Electric Utilities					24,045,852
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,391,675	(e)
Independent Power Producers & Energy Traders — 3.8%
AES Corp., Senior Notes	8.000%	10/15/17	331,000		359,135	(e)
AES Corp., Senior Notes	7.375%	7/1/21	70,000		72,537	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	730,000		773,800	(a)(e)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,030,000		1,071,200	(a)(e)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	6,280,000		6,601,850	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000		1,178,375	(a)(h)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000		2,402,500	(e)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,027,000		4,272,950
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,259,330		1,051,541	(f)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	920,000		949,913
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,353,000		3,554,663	(e)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,380,000		2,415,700	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000		7,383,000	(a)(e)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,845,000		5,874,225	(e)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,607,586		1,792,458	(e)
Total Independent Power Producers & Energy Traders					39,753,847
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		869,500	(a)(h)
TOTAL UTILITIES					67,060,874
TOTAL CORPORATE BONDS & NOTES (Cost — $845,125,317)					890,209,029
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $1,161,749)	2.260%	4/20/35	1,862,812		1,455,310	(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED SENIOR LOANS — 3.0%
CONSUMER DISCRETIONARY — 1.5%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000		$3,710,000	(k)
Hotels, Restaurants & Leisure — 0.4%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	867,000		873,503	(k)
El Pollo Loco Inc., New Term Loan	10.000%	7/14/17	3,730,000		3,627,425	(k)
Total Hotels, Restaurants & Leisure					4,500,928
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	4,000,000		4,205,000	(g)(k)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.690%	5/19/15	2,920,000		2,817,800	(k)
TOTAL CONSUMER DISCRETIONARY					15,233,728
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	1,482,173		1,482,173	(j)(k)
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
First Data Corp., Term Loan B	4.187%	3/23/18	212,079		195,345	(g)(k)
First Data Corp., Term Loan B2	2.937%	9/24/14	257,218		240,338	(g)(k)
SRA International Inc., Term Loan B	0.000%	7/20/18	2,150,000		2,084,603	(k)
TOTAL INFORMATION TECHNOLOGY					2,520,286
MATERIALS — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	0.000%	6/30/16	1,200,000	EUR	1,750,143	(k)
TELECOMMUNICATION SERVICES — 0.8%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	2,000,000		2,112,500	(k)
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	5,880,674		6,086,497	(g)(k)
TOTAL TELECOMMUNICATION SERVICES					8,198,997
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.686 - 4.768%	10/10/17	2,283,729		1,708,515	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $30,143,264)					30,893,842
CONVERTIBLE BONDS & NOTES — 1.3%
CONSUMER DISCRETIONARY — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		7,446,500	(a)(e)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	270,000		264,600	(a)
INDUSTRIALS — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	5,960,000		4,507,250	(b)(e)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		756,800
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $10,880,568)					12,975,150
SOVEREIGN BONDS — 3.2%
Argentina — 0.5%
Republic of Argentina	7.820%	12/31/33	1,962,008	EUR	2,093,262	(g)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	4,809,113	EUR	1,067,628	(l)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		101,723
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,373,028	(h)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	112,199	(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Argentina — continued
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		$823,302
Total Argentina					5,571,142
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/14	1,117,000	BRL	678,513	(g)
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/17	14,019,000	BRL	8,058,396	(g)
Total Brazil					8,736,909
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		629,145	(h)
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,162,260	(a)(g)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,158,300	(a)(g)(h)
Total India					2,320,560
Indonesia — 0.6%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,567,150
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	1,048,684
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	977,063
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		966,281	(a)(h)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,098,458
Total Indonesia					5,657,636
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	4,040,000	PEN	1,645,888
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,132,806	(a)(h)
Turkey — 0.4%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,003,375	(h)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,288,357	(h)
Total Turkey					4,291,732
Venezuela — 0.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,645,450	(a)(h)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000		838,080	(h)
Total Venezuela					3,483,530
TOTAL SOVEREIGN BONDS (Cost — $30,034,359)					33,469,348

			SHARES
COMMON STOCKS — 2.6%
CONSUMER DISCRETIONARY — 1.6%
Automobiles — 0.2%
General Motors Co.			56,128		1,553,623	*
Media — 1.4%
Charter Communications Inc., Class A Shares			275,822		14,894,388	*
TOTAL CONSUMER DISCRETIONARY					16,448,011
ENERGY — 0.5%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			448,908,076		4,524,095	*(b)(j)
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			20,407		475,075	*
TOTAL ENERGY					4,999,170
INDUSTRIALS — 0.4%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			399		257,355	*(a)(b)(j)
Nortek Inc.			7,072		222,733	*
Total Building Products					480,088
Marine — 0.4%
DeepOcean Group Holding AS			198,468		3,820,509	*(j)
TOTAL INDUSTRIALS					4,300,597

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY			SHARES	VALUE
MATERIALS — 0.1%
Chemicals — 0.1%
LyondellBasell Industries NV, Class A Shares			30,773	$1,214,303	*
TOTAL COMMON STOCKS (Cost — $21,736,336)				26,962,081

	RATE
CONVERTIBLE PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
Diversified Financial Services — 1.0%
Bank of America Corp.	7.250%		6,812	6,639,861	(e)
Citigroup Inc.	7.500%		28,900	3,241,135
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $10,003,319)				9,880,996
PREFERRED STOCKS — 2.5%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		53,250	1,339,770
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		59,329	6	*(a)(b)(j)
TOTAL CONSUMER DISCRETIONARY				1,339,776
FINANCIALS — 2.4%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%		168,225	4,268,710	(a)
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		424,100	10,865,442
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		200,800	5,166,584
Citigroup Capital XIII	7.875%		168,125	4,551,143
Total Diversified Financial Services				9,717,727
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		35,900	85,442	*
TOTAL FINANCIALS				24,937,321
TOTAL PREFERRED STOCKS (Cost — $26,093,238)				26,277,097

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	527,250
Buffets Restaurant Holdings		4/28/14	3,488	35	*(b)(j)
Charter Communications Inc.		11/30/14	4,876	58,512	*
CMP Susquehanna Radio Holdings Co.		3/23/19	67,797	0	*(a)(b)(j)(m)
General Motors Co.		7/10/16	51,025	960,801	*
General Motors Co.		7/10/19	51,025	693,430	*
Nortek Inc.		12/7/14	8,427	67,416	*(b)(j)
SemGroup Corp.		11/30/14	21,481	109,553	*(b)(j)
TOTAL WARRANTS (Cost — $6,324,744)				2,416,997
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $981,502,894)				1,034,539,850

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.4%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	335,000	334,774	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	17,000	16,988	(n)(o)
Total U.S. Government Agencies (Cost — $351,825)				351,762

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

July 31, 2011

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Repurchase Agreements — 0.3%
Morgan Stanley tri-party repurchase agreement dated 7/29/11; Proceeds at maturity - $3,372,045; (Fully collateralized by U.S. government agency obligations, 0.250% due 6/29/12; Market value - $3,442,824) (Cost - $3,372,000)	0.160%	8/1/11	3,372,000	$3,372,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $3,723,825)				3,723,762
TOTAL INVESTMENTS — 100.0% (Cost — $985,226,719#)				$1,038,263,612

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	The coupon payment on these securities is currently in default as of July 31, 2011.
(d)	The maturity principal is currently in default as of July 31, 2011.
(e)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note x).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(m)	Value is less than $1.
(n)	Rate shown represents yield-to-maturity.
(o)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$888,373,629	$1,835,400	$890,209,029
Collateralized mortgage obligations	—	1,455,310	—	1,455,310
Collateralized senior loans	—	29,411,669	1,482,173	30,893,842
Convertible bonds & notes	—	12,975,150	—	12,975,150
Sovereign bonds	—	33,469,348	—	33,469,348
Common stocks:
Energy	$475,075	—	4,524,095	4,999,170
Industrials	222,733	—	4,077,864	4,300,597
Other common stocks	17,662,314	—	—	17,662,314
Convertible preferred stocks	9,880,996	—	—	9,880,996
Preferred stocks:
Consumer discretionary	1,339,770	—	6	1,339,776
Financials	20,668,611	4,268,710	—	24,937,321
Warrants	1,654,231	585,762	177,004	2,416,997
Total long-term investments	$51,903,730	$970,539,578	$12,096,542	$1,034,539,850
Short-term investments†	—	3,723,762	—	3,723,762
Total investments	$51,903,730	$974,263,340	$12,096,542	$1,038,263,612
Other financial instruments:
Forward foreign currency contracts	—	$257,066	—	$257,066
Total	$51,903,730	$974,520,406	$12,096,542	$1,038,520,678

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$610,855	—	$610,855
Futures contracts	$797,371	—	—	797,371
Total	$797,371	$610,855	—	$1,408,226

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BOND & NOTES	COLLATERALIZED SENIOR LOANS	ENERGY	INDUSTRIALS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of April 30, 2011	$7,443,802	—	$5,140,895	$179,570	—	$67,451	$12,831,718
Accrued premiums/discounts	—	—	—	—	—	—	—
Realized gain(loss)	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	103,303	—	(616,800)	(738,225)	—	—	(1,251,722)
Net purchases (sales)	1,795,525	—	—	4,636,519	—	—	6,432,044
Transfers into Level 3	—	$1,482,173	—	—	$6	109,553	1,591,732
Transfers out of Level 3	(7,507,230)	—	—	—	—	—	(7,507,230)
Balance as of July 31, 2011	$1,835,400	$1,482,173	$4,524,095	$4,077,864	$6	$177,004	$12,096,542
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011(1)	$39,875	—	$573,705	$(738,225)	—	—	$(124,645)

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all

Notes to Schedule of Investments (unaudited) (continued)

times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with

Notes to Schedule of Investments (unaudited) (continued)

those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $610,855. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$83,160,709
Gross unrealized depreciation	(30,123,816)
Net unrealized appreciation	$53,036,893

At July 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	9/11	$31,142,747	$31,940,118	$(797,371)

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY		LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	UBS AG		3,400,000	$4,883,772	8/18/11	$96,232
Euro	UBS AG		1,380,939	1,983,586	8/18/11	(16,414)
						79,818
Contracts to Sell:
British Pound	Citibank, N.A.		1,600,000	2,625,893	8/18/11	(16,377)
British Pound	UBS AG		374,000	613,802	8/18/11	(10,780)
British Pound	UBS AG		2,100,000	3,446,484	8/18/11	(66,261)
Euro	Citibank, N.A.		1,200,000	1,723,684	8/18/11	142
Euro	Citibank, N.A.		1,742,359	2,502,731	8/18/11	(29,104)
Euro	JPMorgan Chase & Co	.	2,171,380	3,119,180	8/15/11	(85,002)
Euro	UBS AG		11,766,856	16,901,955	8/18/11	160,692
Euro	UBS AG		45,000	64,638	8/18/11	(1,296)
Euro	UBS AG		1,100,000	1,580,044	8/18/11	(7,913)
Euro	UBS AG		1,400,000	2,010,965	8/18/11	(23,959)
Euro	UBS AG		1,000,000	1,436,404	8/18/11	(40,404)
Euro	UBS AG		7,000,000	10,054,826	8/18/11	(313,345)
						(433,607)
Net unrealized loss on open forward foreign currency contracts						$(353,789)

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$50,019,722	0.786%	$50,165,671

* Average based on number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.000% during the period ended July 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $100,483.

At July 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 2/1/11 bearing 1.000% to be repurchased at $661,107 on 8/1/11, collateralized by: $1,000,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $1,005,625	$657,800

Reverse repurchase agreement with Credit Suisse, dated 2/2/11 bearing 0.750% to be repurchased at $1,758,079 on 8/1/11, collateralized by: $2,064,000, Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $2,341,183	1,751,510

Reverse repurchase agreement with Credit Suisse, dated 2/11/11 bearing 0.750% to be repurchased at $5,153,403 on 8/1/11, collateralized by: $6,067,000, Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) $6,693,821	5,135,109

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at $1,124,940 on 8/1/11, collateralized by: $1,400,000, GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $1,603,564	1,121,260

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at $5,736,365 on 8/1/11, collateralized by: $7,000,000, True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $7,672,076	5,717,600

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at $1,584,147 on 8/1/11, collateralized by: $1,175,000, Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $2,009,821	1,578,965

Notes to Schedule of Investments (unaudited) (continued)

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.750% to be repurchased at $1,668,397 on 8/1/11, collateralized by: $1,784,000, Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,325,668	$1,663,580

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at $565,318 on 8/1/11, collateralized by: $1,164,000, Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) $843,714	563,143

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 0.850% to be repurchased at $1,494,563 on 8/1/11, collateralized by: $1,860,000, GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $2,130,450	1,489,674

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at $1,712,142 on 8/1/11, collateralized by: $3,370,000, Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,728,881	1,705,557

Reverse repurchase agreement with Credit Suisse, dated 3/30/11 bearing 0.950% to be repurchased at $434,557 on 8/1/11, collateralized by: $600,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $603,375	433,140

Reverse repurchase agreement with Credit Suisse, dated 5/31/11 bearing 0.500% to be repurchased at $1,080,876 on 8/1/11, collateralized by: $1,396,000, Republic of Argentina, 7.000% due 10/3/15; Market value (including accrued interest) $1,405,067	1,079,946

Reverse repurchase agreement with Credit Suisse, dated 3/15/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000, Vedanta Resources PLC, 8.750% due 1/15/14; Market value (including accrued interest) $2,243,967	1,549,809

Reverse repurchase agreement with Credit Suisse, dated 3/30/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,300,000, Novatek Finance Ltd., 6.604% due 2/3/21; Market value (including accrued interest) $2,536,107	1,956,150

Reverse repurchase agreement with Credit Suisse, dated 5/31/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,556,000, Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $1,820,095	1,279,810

Reverse repurchase agreement with JPMorgan Chase & Co., dated 4/5/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,145,000, Petrobras International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,315,530	1,017,905

Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.150% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000, ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,181,277	953,288

Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.050% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000, RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17; Market value (including accrued interest) $1,146,892	877,232

Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/25/11 bearing 1.050% to be repurchased at an amount and date to be determined, collateralized by: $370,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $371,156	307,100

Reverse repurchase agreement with JPMorgan Chase & Co., dated 5/31/11 bearing 0.800% to be repurchased at an amount and date to be determined, collateralized by: $4,000,000, Odebrecht Finance Ltd., 6.000% due 4/5/23; Market value (including accrued interest) $4,157,377	3,642,000

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,100,000, Colbun SA, 6.000% due 1/21/20; Market value (including accrued interest) $1,180,348	1,003,200

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000, Globo Communicacoes e Participacoes SA, 7.250% due 4/26/22; Market value (including accrued interest) $2,168,429	1,760,000

Notes to Schedule of Investments (unaudited) (continued)

Security	Face Amount
Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,390,000, TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $1,654,341	$1,426,140

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000, ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,177,253	1,006,785

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000, UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $2,471,288	1,976,910

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000, LUKOIL International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) $1,889,078	1,642,600

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $825,000, Republic of Indonesia, 6.625% due 2/17/37; Market value (including accrued interest) $991,180	788,288

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $740,000, Empresas Publicas de Medellin ESP, 7.625% due 7/29/19; Market value (including accrued interest) $898,172	784,770

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $500,000, TGI International Ltd., 9.500% due 10/3/17; Market value (including accrued interest) $575,574	487,000

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $495,000, Republic of Colombia, 7.375% due 3/18/19; Market value (including accrued interest) $642,636	550,440

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $800,000, Rearden G Holdings EINS GmbH, 7.875% due 3/30/20; Market value (including accrued interest) $901,228	736,000

Reverse repurchase agreement with UBS Securities LLC, dated 1/12/11 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $990,000, CSN Resources SA, 6.500% due 7/21/20; Market value (including accrued interest) $1,071,123	971,685

Reverse repurchase agreement with UBS Securities LLC, dated 2/1/11 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $270,000, TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) $310,258	265,275

Reverse repurchase agreement with UBS Securities LLC, dated 2/1/11 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $3,000,000, Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $3,016,875	2,286,000
Total reverse repurchase agreements (Proceeds - $50,165,671)	$50,165,671

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2011.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest rate contracts	—	$(797,371)	—	—	$(797,371)
Foreign exchange contracts	—	—	$257,066	$(610,855)	(353,789)
Total	—	$(797,371)	$257,066	$(610,855)	$(1,151,160)

During the period ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$2,045,469
Futures contracts (to sell)	31,444,937
Forward foreign currency contracts (to buy)	1,759,405
Forward foreign currency contracts (to sell)	32,780,217

†At July 31, 2011, there were no open positions held in this derivative.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  September 22, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  September 22, 2011